UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 12, 2018

ENDURANCE EXPLORATION GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-141817	03-0611187
(Commission File Number)	(IRS Employer Identification No.)

15500 Roosevelt Blvd, Suite 301

Clearwater, FL, 33760

(Address of principal executive offices and zip code)

(727) 289-0010

 (Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 4.01  Changes in Registrant’s Certifying Accountant.

On October 8, 2018, the Board of Directors approved the engagement of Thayer O’Neal Company, LLC (“Thayer O’Neal”), as the independent registered public accounting firm for Endurance Exploration Group, Inc. (“Endurance” or the “Company”) for the 2018 fiscal year.  Thayer O’Neal replaces Green & Company CPAs, which is the subject of an acquisition by another accounting firm.

The reports of Green & Company on the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2017 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2016 and December 31, 2017, and the subsequent interim period through September 30, 2018 there have been (i) no disagreements with Green & Company CPAs on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Green & Company CPAs, would have caused them to make reference to the subject matter of the disagreements in their reports on the financial statements for such fiscal years, and (ii) no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2016 and December 31, 2017, and the subsequent interim period through September 30, 2018, neither the Company nor anyone on its behalf, consulted with Thayer O’Neal regarding (i) the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, or any other matter and neither a written report nor oral advice was provided to the Company that Thayer O’Neal concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii)any matter that was the subject of a “disagreement” as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” as such term is defined in Item 304 (a)(1)(v) of Regulation S-K.

The Company has provided Green & Company CPAs with a copy of the disclosure set forth in this Item 4.01 and has requested that Green & Company CPAs furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of Green & Company CPAs’ letter will be filed as Exhibit 16.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

16.1

Letter dated October 12, 2018 from Green & Company CPAs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE EXPLORATION GROUP, INC.
Dated: October 12, 2018	By:	/s/ Micah Eldred
Name: Micah Eldred Title: President and Chief Executive Officer

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